BMT Investment Funds
(the “Trust”)

BMT Multi-Cap Fund
(the “Fund”)

Supplement dated January 2, 2020 to the
Statement of Additional Information (“SAI”) for the Fund dated September 28, 2019, as amended

Effective January 1, 2020, the Board of Trustees of the Trust has appointed Michael W. Harrington as the Trust’s Treasurer and Principal Financial Officer. Mr. Harrington will replace Marc Jenkins, who served as the Trust’s Treasurer and Principal Financial Officer until December 31, 2019. Mr. Harrington previously served as the Trust’s Treasurer and Principal Financial Officer from the Fund’s inception until January 9, 2019. The Trustees and Officers table starting on page 19 of the SAI is hereby amended to include the following information regarding Mr. Harrington:

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael W. Harrington Age: 56	Treasurer and Principal Financial Officer	Indefinite Term; Since 2020	Executive Vice President and Chief Financial Officer, Bryn Mawr Bank Corporation (2015 to present); Chief Financial Officer and Treasurer, Susquehanna Bancshares (2012 to 2015).
* The address for each officer is 801 Lancaster Ave., Bryn Mawr, PA 19010.

This supplement should be retained with your SAI for future reference.